UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 1, 2012

VIRGIN MEDIA INC.

(Exact name of Registrant as specified in its charter)

Delaware (State of Incorporation)	File No. 000-50886 (Commission File Number)	59-3778247 (IRS Employer Identification No.)

65 Bleecker Street, 6th Floor, New York, New York 10012

(Address of principal executive offices) (Zip Code)

Registrant’s Telephone Number, including Area Code: (212) 906-8440

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.	Departure of Directors or Certain Officers; Compensatory Arrangements of Certain Officers.

SIGNATURES

Item 5.02. Departure of Directors or Certain Officers; Compensatory Arrangements of Certain Officers.

Virgin Media Inc. today announces that Scott Dresser, General Counsel, has resigned to return to the US for personal reasons. His resignation is effective immediately; however Mr Dresser will remain available until October 2012 to assist with transition and will be paid a monthly post-termination amount equal to his salary and benefits for his assistance during this three month period. A search partner has been engaged to conduct a formal process to recruit a new General Counsel and a succession announcement will be made in due course.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: August 1, 2012	VIRGIN MEDIA INC.

	By:	/s/ Catherine Moroz
Catherine Moroz
Assistant Secretary